                                 AMENDMENT NO. 7
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

      This Amendment No. 6 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of July 1, 2005, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of May 15, 2002, as amended (the "Agreement").

      Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

      WHEREAS, the parties desire to amend the Agreement to change the name of AIM V.I. Dent Demographic Trends Fund to AIM V.I. Demographic Trends Fund;

      NOW, THEREFORE, the Agreement is hereby amended as follows:

      1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

          PORTFOLIO                                 CLASSES OF EACH PORTFOLIO
----------------------------------                  -------------------------
AIM V.I. Aggressive Growth Fund                         Series I shares
                                                        Series II shares

AIM V.I. Basic Balanced Fund                            Series I shares
                                                        Series II shares

AIM V.I. Basic Value Fund                               Series I shares
                                                        Series II shares

AIM V.I. Blue Chip Fund                                 Series I shares
                                                        Series II shares

AIM V.I. Capital Appreciation Fund                      Series I shares
                                                        Series II shares

AIM V.I. Capital Development Fund                       Series I shares
                                                        Series II shares

AIM V.I. Core Equity Fund                               Series I shares
                                                        Series II shares

AIM V.I. Core Stock Fund                                Series I shares
                                                        Series II shares

AIM V.I. Demographic Trends Fund                        Series I shares
                                                        Series II shares

AIM V.I. Diversified Income Fund                       Series I shares
                                                       Series II shares

AIM V.I. Dynamics Fund                                 Series I shares
                                                       Series II shares

AIM V.I Financial Services Fund                        Series I shares
                                                       Series II shares

AIM V.I Global Health Care Fund                        Series I shares
                                                       Series II shares

AIM V.I. Government Securities Fund                    Series I shares
                                                       Series II shares

AIM V.I. Growth Fund                                   Series I shares
                                                       Series II shares

AIM V.I. High Yield Fund                               Series I shares
                                                       Series II shares

AIM V.I. International Growth Fund                     Series I shares
                                                       Series II shares

AIM V.I. Large Cap Growth Fund                         Series I shares
                                                       Series II shares

AIM V.I. Leisure Fund                                  Series I shares
                                                       Series II shares

AIM V.I. Mid Cap Core Equity Fund                      Series I shares
                                                       Series II shares

AIM V.I. Money Market Fund                             Series I shares
                                                       Series II shares

AIM V.I. Premier Equity Fund                           Series I shares
                                                       Series II shares

AIM V.I. Real Estate Fund                              Series I shares
                                                       Series II shares

AIM V.I. Small Cap Equity Fund                         Series I shares
                                                       Series II shares

AIM V.I. Small Company Growth Fund                     Series I shares
                                                       Series II shares

AIM V.I. Technology Fund                               Series I shares
                                                       Series II shares

AIM V.I. Total Return Fund                             Series I shares
                                                       Series II shares

AIM V.I. Utilities Fund                                Series I shares
                                                       Series II shares"

      2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

      3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of March 22, 2005.

                                         By: /s/ Robert H. Graham
                                             ------------------------
                                         Name: Robert H. Graham
                                         Title: Vice Chairman and President

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